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                                                                    Exhibit 23.4


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 6, 1998 included in the Form 10-KSB of Laboratory Specialists of America, Inc. for the year ended December 31, 1997, and to all references to our Firm included in this registration statement.

                                         ARTHUR ANDERSEN LLP



Oklahoma City, Oklahoma
November 20, 1998